                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

             NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO (NXN)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                IMPORTANT NOTICE

                          TO NUVEEN FUND SHAREHOLDERS



                                 JULY 28, 2003



Although we recommend that you read the complete Joint Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.



Q.    WHY AM I RECEIVING THIS JOINT PROXY STATEMENT?


A. Closed-end investment companies listed on the New York Stock Exchange such as your Fund are required to hold annual meetings to approve the election of Trustees. In addition, such companies are required to obtain shareholder approval for certain changes to their investment policies. Your Fund is seeking shareholder approval on the following items:


     1. To elect trustees to serve on the Board of Trustees.



     2. To approve changes to certain fundamental investment policies.



     Please refer to the Joint Proxy Statement for a detailed explanation of the proposed items.


Q.    WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF TRUSTEES?

A. Currently, two separate board clusters oversee the funds in the Nuveen family of funds. One board cluster comprised of the same board members oversees the funds managed by Nuveen Advisory Corp. and one board cluster comprised of the same board members oversees all but one of the funds managed by Nuveen Institutional Advisory Corp. (the "Adviser"). The Board of your Fund has proposed to consolidate both board clusters into a single board cluster so that the same individuals serve on the boards of most Nuveen funds.

     Your Board believes that the consolidation of board clusters will have the following advantages:


     - the consolidation will avoid the need to add new board members to each board cluster at various later dates to maintain the current size and structure of each board cluster and thereby avoid the costs associated with multiple meetings to fill such vacancies;



     - the consolidation ensures that each Fund will gain new board members that are already knowledgeable about Nuveen and investment companies in general;



     - the consolidation would reduce the duplication of board materials and reports covering the same issues and would avoid the need for repeated presentation of the same material by the same personnel at different meetings;


     - reducing such administrative burdens will allow the Adviser and its personnel to focus more on non-administrative matters; and


     - a single board cluster overseeing all operations of the Nuveen family of funds will have a better picture of all issues facing shareholders.


Q.    WHICH FUNDAMENTAL INVESTMENT POLICIES ARE CHANGING?

A. Your Board has proposed to amend your Fund's fundamental investment policies relating to borrowing and lending in connection with the implementation of a proposed interfund lending program.

Q.    WHY IS THE FUND PROPOSING TO CHANGE ITS FUNDAMENTAL INVESTMENT POLICIES?

A. In connection with disaster recovery planning and to provide liquidity in the event that open-end funds in the Nuveen family of funds encounter higher than normal redemption requests that may follow a national disaster such as the events of September 11, 2001, your Board has authorized the Fund's participation in an interfund lending program that would allow the Nuveen Funds, including your Fund, to lend and borrow cash for temporary purposes directly to and from each other. The proposed new fundamental investment policies will enable your Fund to participate in this interfund lending program.

Q.    HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?

A. After careful consideration, the trustees of your Fund unanimously recommend that you vote "FOR" each of the items proposed.

Q.    WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response to these items will help save on the costs of any future solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund.

Q.    WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your financial advisor or call Nuveen at (800) 257-8787 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

Q.    HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. In addition, you may vote by telephone by calling the toll-free number on the proxy card or by computer over the internet (www.proxyvote.com) and using the control number on the proxy card.

Q.    WILL ANYONE CONTACT ME?

A. You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois 60606
JULY 28, 2003                                                 (800) 257-8787

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO (NXP)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2 (NXQ)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3 (NXR)
NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO (NXC)
NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO (NXN)


JUNE 17, 2003


TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio and Nuveen New York Select Tax-Free Income Portfolio, each a Massachusetts business trust (each, a "Fund," and, collectively, the "Funds"), will be held in the Sixth Floor auditorium of the Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Monday, July 28, 2003, at 10:30 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting:

MATTERS TO BE VOTED ON BY SHAREHOLDERS:

1. To elect twelve (12) trustees to serve for each Fund until the next Annual Meeting and until their successors shall have been duly elected and qualified.

2. To approve changes to each Fund's fundamental investment policies.

3. To transact such other business as may properly come before the Annual
Meeting.

Shareholders of record at the close of business on May 23, 2003 are entitled to notice of and to vote at the Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE TO YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER PROVIDED ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER PROVIDED ON THE PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Jessica R. Droeger
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois 60606
                                                              (800) 257-8787


June 17, 2003


NUVEEN SELECT TAX-FREE INCOME PORTFOLIO (NXP)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2 (NXQ)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3 (NXR)
NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO (NXC)
NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO (NXN)

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (each a "Board" and collectively, the "Boards," and each Trustee a "Board Member" and collectively, the "Board Members") of each of Nuveen Select Tax-Free Income Portfolio ("Select Portfolio"), Nuveen Select Tax-Free Income Portfolio 2 ("Select Portfolio 2"), Nuveen Select Tax-Free Income Portfolio 3 ("Select Portfolio 3"), Nuveen California Select Tax-Free Income Portfolio ("California Portfolio") and Nuveen New York Select Tax-Free Income Portfolio ("New York Portfolio") (each a "Fund" and collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders to be held on July 28, 2003 (for each Fund, an "Annual Meeting" and collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement and FOR the changes to each Fund's fundamental investment policies. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.


This Joint Proxy Statement is first being mailed to shareholders on or about June 17, 2003.


The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

--------------------------------------------------------------------------------------
                                                                     PROPOSALS
                                                              ------------------------
                                                                             CHANGE IN
                                                              ELECT BOARD  FUNDAMENTAL
FUND                                                              MEMBERS     POLICIES
--------------------------------------------------------------------------------------
Select Portfolio                                                        X            X
Select Portfolio 2                                                      X            X
Select Portfolio 3                                                      X            X
California Portfolio                                                    X            X
New York Portfolio                                                      X            X
--------------------------------------------------------------------------------------

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.


For each Fund abstentions and broker non-votes will have no effect on the election of Board Members and will have the effect of a vote against the proposal to change each Fund's fundamental investment policies. The details of the proposals to be voted on by the shareholders and the vote required for approval of the proposals are set forth under the description of each proposal below.

Those persons who were shareholders of record at the close of business on May 23, 2003 will be entitled to one vote for each share held. As of May 23, 2003, the shares of the Funds were issued and outstanding as follows:



-------------------------------------------------------------------------------------
                                                              NYSE TICKER
FUND                                                               SYMBOL      SHARES
-------------------------------------------------------------------------------------
Select Portfolio                                                      NXP  16,378,096
Select Portfolio 2                                                    NXQ  17,607,068
Select Portfolio 3                                                    NXR  12,964,124
California Portfolio                                                  NXC   6,257,070
New York Portfolio                                                    NXN   3,907,069
-------------------------------------------------------------------------------------


1. ELECTION OF BOARD MEMBERS OF EACH FUND

Currently, two separate board clusters oversee the funds in the Nuveen family of funds. One board cluster comprised of the same board members oversees the funds managed by Nuveen Advisory Corp. ("NAC") and one board cluster comprised of the same board members oversees all but one of the funds managed by Nuveen Institutional Advisory Corp. ("NIAC" or the "Adviser"). Each current board cluster has a total of six board members who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) and who are not affiliated with Nuveen or a fund's investment adviser (the "Independent Board Members") and one board member who is an "interested person." Below is a list of the board members of each board cluster.

The Boards of each Fund have proposed to consolidate both board clusters into a single board cluster so that the same individuals serve on the boards of most of the Nuveen funds. All individuals serving on both board clusters are nominated to serve on the combined board except James E. Bacon, who is retiring. Mr. Bacon is currently a Board Member of each Fund and serves on the NIAC board cluster.

The following is a list of the nominees under the proposal who are continuing Board Members of each Fund and the nominees who are new board members:

------------------------------------------------------------------------------------------------------------
   CONTINUING BOARD MEMBERS (NIAC BOARD CLUSTER):         NEW BOARD MEMBER NOMINEES (NAC BOARD CLUSTER):
------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger*                               Robert P. Bremner
William E. Bennett                                     Lawrence H. Brown
Jack B. Evans                                          Anne E. Impellizzeri
William L. Kissick                                     Peter R. Sawers
Thomas E. Leafstrand                                   William J. Schneider
Sheila W. Wellington                                   Judith M. Stockdale
------------------------------------------------------------------------------------------------------------

* Interested person. Mr. Schwertfeger currently serves on both board clusters.

In part, the proposal to create a single board is being recommended because of the large number of retirements that will occur over the next few years. Within two years, the aggregate number of Independent Board Members that serve on both board clusters (currently 12) is expected to fall to six, due to a number of retirements because of age and/or tenure limitations for board membership. Combining the board will avoid the need to add new board members to each board cluster at various later dates to maintain the current size and structure of each board cluster and thereby avoid the costs associated with multiple meetings to fill such vacancies. In addition, combining the board ensures that each Fund will gain new board members that are already knowledgeable about Nuveen and investment companies in general.


Historically, the two separate board clusters have had separate meetings but often have reviewed similar policy issues, contractual arrangements and other matters. Among other potential efficiencies, the Board of each Fund believes that consolidating the board clusters into one board would reduce the duplication of board materials and reports covering the same issues and would avoid the need for repeated presentation of the same material by the same personnel at different meetings. This would permit the Adviser and its personnel to focus on non-administrative matters. In addition, a single board overseeing all operations of the Nuveen family of funds will have a better picture of all issues facing shareholders.



At its May 15, 2003 meeting, each board cluster reviewed the compensation paid to Independent Board Members and determined that compensation should be increased because of the expanded responsibilities of the Board Members due to
(a) the increase in the number and types of investment companies overseen by the Board Members and (b) recent additional legal and regulatory requirements. Effective July 1, 2003, for all Nuveen Funds overseen, Independent Board Members will receive a $65,000 annual retainer, plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled, board meeting; (c) a fee of $1,000 per day for attendance in person at an Audit Committee meeting where in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the dividend committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings on a day on which no regularly scheduled Board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required, plus, in each case, expenses incurred in attending such meetings. Compensation to the Independent Board Members is allocated among the Nuveen family of funds based on assets per fund. The Boards do not anticipate any further change in the compensation schedule as a result of the board consolidation.


Currently, for all Nuveen Funds overseen, the continuing Independent Board Members of the Funds receive a $35,000 annual retainer for serving as a Trustee for all funds affiliated with Nuveen and the Adviser, plus (a) a fee of $1,000 per day for attendance in person or by telephone at all meetings held on a day on which a regular meeting of the Board is held; (b) a fee of $1,000 per day for attendance in person or $500 per day for attendance by telephone at all meetings (other than a meting of the executive committee) held on a day on which no regular Board meeting is held; and (c) a fee of $200 per day for attendance in person or by telephone at a meeting of the dividend and valuation committee and a fee of $100 per day for attendance in person or by telephone at a meeting of the executive committee, plus, in each case, expenses incurred in attending such meetings.


Because the total compensation to the Independent Board Members is allocated among the Nuveen family of funds based on assets per fund, the increase in total assets overseen by the combined board means that Independent Board Member compensation as a percentage of an individual Fund's assets is expected to be lower as a result of the proposal. Moreover, as the size of the combined board declines over the next two years, the total compensation paid by a Fund to Independent Board Members is expected to decrease further to the extent fewer board members will be compensated.



At each Fund's Annual Meeting, twelve (12) Board Members are nominated to be elected to serve until the next Annual Meeting or until their successors shall have been duly elected and qualified.


For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund's present Board.

All of the continuing Board Member nominees were last elected to the Board at the 2002 annual meeting of shareholders.

Other than Mr. Schwertfeger, none of the Board Member nominees have ever been a director or an employee of Nuveen Investments, Inc. ("Nuveen") or any affiliate.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES


----------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                    IN FUND            OTHER
                                                                                                    COMPLEX    DIRECTORSHIPS
                            POSITION(S)        TERM OF OFFICE                                      OVERSEEN          HELD BY
NAME, ADDRESS                 HELD WITH         AND LENGTH OF         PRINCIPAL OCCUPATION(S)      BY BOARD            BOARD
AND BIRTH DATE                     FUND         TIME SERVED**             DURING PAST 5 YEARS        MEMBER           MEMBER
----------------------------------------------------------------------------------------------------------------------------
Nominees who are not interested
persons of the Funds
----------------------------------------------------------------------------------------------------------------------------

Continuing Board Members
----------------------------------------------------------------------------------------------------------------------------
William E. Bennett         Board Member    Term: Annual          Private Investor; previously           19               N/A
333 West Wacker Drive                      Length of Service:    President and C.E.O., Draper
Chicago, IL 60606                          Since 2001            & Kramer, Inc. (1995-1998).
(10/16/46)
Jack B. Evans              Board Member    Term: Annual          President, The Hall-Perrine            19     See Principal
333 West Wacker Drive                      Length of Service:    Foundation (a private                            Occupation
Chicago, IL 60606                          Since 1999            philanthropic corporation);                    description.
(10/22/48)                                                       Director, Alliant Energy;
                                                                 Director and Vice Chairman
                                                                 United Fire & Casualty
                                                                 Company; Director, Federal
                                                                 Reserve Bank of Chicago;
                                                                 previously President and
                                                                 Chief Operating Officer, SCI
                                                                 Financial Group, Inc. (a
                                                                 regional financial services
                                                                 firm).
William L. Kissick         Board Member    Term: Annual          Professor Emeritus, School             19               N/A
333 West Wacker Drive                      Length of Service:    of Medicine and the Wharton
Chicago, IL 60606                          Since 1992            School of Management and
(7/29/32)                                                        former Chairman, Leonard
                                                                 Davis Institute of Health
                                                                 Economics, University of
                                                                 Pennsylvania; Adjunct
                                                                 Professor, Health Policy and
                                                                 Management, Yale University.
Thomas E. Leafstrand       Board Member    Term: Annual          Retired; previously, Vice              19               N/A
333 West Wacker Drive                      Length of Service:    President in charge of
Chicago, IL 60606                          Since 1992            Municipal Underwriting,
(11/11/31)                                                       Trading, and Dealer Sales at
                                                                 The Northern Trust Company.
Sheila W. Wellington       Board Member    Term: Annual          President of Catalyst (a               19               N/A
333 West Wacker Drive                      Length of Service:    not-for-profit organization
Chicago, IL 60606                          Since 1994            focusing on women's
(2/24/32)                                                        leadership development in
                                                                 business and the
                                                                 professions).

New Board Members
----------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner          Nominee         Term: Annual          Private Investor and                  122               N/A
333 West Wacker Drive                      Length of Service:    Management Consultant.
Chicago, IL 60606                          Since 1996
(8/22/40)
Lawrence H. Brown          Nominee         Term: Annual          Retired (August 1989) as              122               N/A
333 West Wacker Drive                      Length of Service:    Senior Vice President of The
Chicago, IL 60606                          Since 1993            Northern Trust Company;
(7/29/34)                                                        Director of the United Way
                                                                 of Highland Park-Highwood
                                                                 (since 2002).
Anne E. Impellizzeri       Nominee         Term: Annual          Retired; formerly, Executive          122               N/A
333 West Wacker Drive                      Length of Service:    Director (1998-2001) of
Chicago, IL 60606                          Since 1994            Manitoga/The Russel Wright
(1/26/33)                                                        Design Center; prior
                                                                 thereto, President and Chief
                                                                 Executive Officer of
                                                                 Blanton-Peale Institute;
                                                                 prior thereto, Vice
                                                                 President, Metropolitan Life
                                                                 Insurance Co.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                    IN FUND            OTHER
                                                                                                    COMPLEX    DIRECTORSHIPS
                            POSITION(S)        TERM OF OFFICE                                      OVERSEEN          HELD BY
NAME, ADDRESS                 HELD WITH         AND LENGTH OF         PRINCIPAL OCCUPATION(S)      BY BOARD            BOARD
AND BIRTH DATE                     FUND         TIME SERVED**             DURING PAST 5 YEARS        MEMBER           MEMBER
----------------------------------------------------------------------------------------------------------------------------
Peter R. Sawers            Nominee         Term: Annual          Adjunct Professor of                  122               N/A
333 West Wacker Drive                      Length of Service:    Business and Economics,
Chicago, IL 60606                          Since 1991            University of Dubuque, Iowa;
(4/3/33)                                                         formerly (1991-2000) Adjunct
                                                                 Professor, Lake Forest
                                                                 Graduate School of
                                                                 Management, Lake Forest,
                                                                 Illinois; Director,
                                                                 Executive Service Corps of
                                                                 Chicago; prior thereto,
                                                                 Executive Director, Towers
                                                                 Perrin Australia, a
                                                                 management consulting firm;
                                                                 Chartered Financial Analyst;
                                                                 Certified Management
                                                                 Consultant.
William J. Schneider       Nominee         Term: Annual          Senior Partner and Chief              122               N/A
333 West Wacker Drive                      Length of Service:    Operating Officer,
Chicago, IL 60606                          Since 1996            Miller-Valentine Group, Vice
(9/24/44)                                                        President, Miller-Valentine
                                                                 Realty, a development and
                                                                 contract company; Chair,
                                                                 Miami Valley Hospital;
                                                                 Chair, Miami Valley Economic
                                                                 Development Coalition;
                                                                 formerly, Member, Community
                                                                 Advisory Board, National
                                                                 City Bank, Dayton, Ohio; and
                                                                 Business Advisory Council,
                                                                 Cleveland Federal Reserve
                                                                 Bank.
Judith M. Stockdale        Nominee         Term: Annual          Executive Director, Gaylord           122               N/A
333 West Wacker Drive                      Length of Service:    and Dorothy Donnelley
Chicago, IL 60606                          Since 1997            Foundation (since 1994);
(12/29/47)                                                       prior thereto, Executive
                                                                 Director, Great Lakes
                                                                 Protection Fund (from 1990
                                                                 to 1994).

Nominee who is an interested
person* of the Funds
----------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger    Chairman of     Term: Annual          Chairman and Director (since          141     See Principal
333 West Wacker Drive      the Board       Length of Service:    1996) of Nuveen Investments,                     Occupation
Chicago, IL 60606          and Trustee     Since 1996            Inc. and Nuveen Investments,                   description.
(3/28/49)                                                        LLC; Director (since 1992)
                                                                 and Chairman (since 1996) of
                                                                 Nuveen Advisory Corp. and
                                                                 Nuveen Institutional
                                                                 Advisory Corp.; Chairman and
                                                                 Director (since 1997) of
                                                                 Nuveen Asset Management,
                                                                 Inc.; Director (since 1996)
                                                                 of Institutional Capital
                                                                 Corporation; Chairman and
                                                                 Director (since 1999) of
                                                                 Rittenhouse Asset
                                                                 Management, Inc.; Chairman
                                                                 of Nuveen Investments
                                                                 Advisers Inc. (since 2002).
----------------------------------------------------------------------------------------------------------------------------


 * "Interested Person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer and director of the Fund's Adviser.

** Length of Service indicates the year in which the individual became a Trustee or Director of a fund in the Nuveen fund complex.

BENEFICIAL OWNERSHIP

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen Funds overseen by the Board Member nominee as of March 31, 2003:

                                                                         DOLLAR RANGE OF EQUITY SECURITIES
----------------------------------------------------------------------------------------------------------
              BOARD MEMBER         SELECT           SELECT           SELECT      CALIFORNIA       NEW YORK
                  NOMINEES      PORTFOLIO      PORTFOLIO 2      PORTFOLIO 3       PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------------------------
William E. Bennett                    $0              $0               $0               $0             $0
Jack B. Evans                         $0              $0               $0               $0             $0
William L. Kissick              $10,001-        $10,001-         $10,001-               $0             $0
                                 $50,000         $50,000          $50,000
Thomas E. Leafstrand            $10,001-        $10,001-              $1-               $0             $0
                                 $50,000         $50,000          $10,000
Timothy R. Schwertfeger               $0              $0               $0               $0             $0
Sheila W. Wellington                 $1-        $10,001-         $10,001-               $0             $0
                                 $10,000         $50,000          $50,000
Robert P. Bremner                     $0              $0               $0               $0             $0
Lawrence H. Brown                     $0              $0               $0               $0             $0
Anne E. Impellizzeri                  $0              $0               $0               $0             $0
Peter R. Sawers                       $0              $0               $0               $0             $0
William J. Schneider                  $0              $0               $0               $0             $0
Judith M. Stockdale                   $0              $0               $0               $0             $0
----------------------------------------------------------------------------------------------------------

                                 AGGREGATE DOLLAR RANGE
                            OF EQUITY SECURITIES IN ALL
                                  REGISTERED INVESTMENT
                                     COMPANIES OVERSEEN
                                        BY BOARD MEMBER
                                  NOMINEES IN FAMILY OF
                                INVESTMENT COMPANIES(1)
--------------------------  ---------------------------
              BOARD MEMBER
                  NOMINEES
--------------------------  ---------------------------
William E. Bennett                  $50,001-$100,000
                                      (3,411 shares)
Jack B. Evans                          Over $100,000
                                     (15,214 shares)
William L. Kissick                  $50,001-$100,000
                                      (6,706 shares)
Thomas E. Leafstrand                   Over $100,000
                                     (34,053 shares)
Timothy R. Schwertfeger                Over $100,000
                                    (439,783 shares)
Sheila W. Wellington                   Over $100,000
                                     (13,466 shares)
Robert P. Bremner                                 $0
                                          (0 shares)
Lawrence H. Brown                      Over $100,000
                                      (8,256 shares)
Anne E. Impellizzeri                 $10,001-$50,000
                                      (3,579 shares)
Peter R. Sawers                        Over $100,000
                                     (12,787 shares)
William J. Schneider                   Over $100,000
                                     (28,085 shares)
Judith M. Stockdale                  $10,001-$50,000
                                      (2,711 shares)
--------------------------

(1) The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.


The following table sets forth, for each Board Member nominee and for the Board Member nominees and officers as a group, the amount of shares beneficially owned in each Fund as of March 31, 2003. The information as to beneficial ownership is based on statements furnished by each Board Member nominee and officer.



                                   FUND SHARES OWNED BY BOARD MEMBER NOMINEES AND OFFICERS(1)
---------------------------------------------------------------------------------------------------------------------------------
                                              SELECT              SELECT              SELECT         CALIFORNIA          NEW YORK
      BOARD MEMBER NOMINEES                PORTFOLIO         PORTFOLIO 2         PORTFOLIO 3          PORTFOLIO         PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
William E. Bennett                                 0                   0                   0                  0                0
Jack B. Evans                                      0                   0                   0                  0                0
William L. Kissick                             1,500               1,000               1,000                  0                0
Thomas E. Leafstrand                           3,975               1,800                 302                  0                0
Timothy R. Schwertfeger                            0                   0                   0                  0                0
Sheila W. Wellington                           1,000               1,000               2,000                  0                0
Robert P. Bremner                                  0                   0                   0                  0                0
Lawrence H. Brown                                  0                   0                   0                  0                0
Anne E. Impellizzeri                               0                   0                   0                  0                0
Peter R. Sawers                                    0                   0                   0                  0                0
William J. Schneider                               0                   0                   0                  0                0
Judith M. Stockdale                                0                   0                   0                  0                0
ALL BOARD MEMBER NOMINEES AND
 OFFICERS AS A GROUP                           6,475               3,800               3,302                  0                0
---------------------------------------------------------------------------------------------------------------------------------


(1) The numbers include share equivalents of certain Nuveen Funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described below.

On March 31, 2003, continuing Board Members and executive officers as a group beneficially owned 537,956 common shares of all funds managed by NAC and NIAC (includes Deferred Units and shares held by the executive officers in

Nuveen's 401(k)/profit sharing plan). Each continuing Board Member's individual beneficial shareholdings of each Fund constitute less than 1% of the outstanding shares of each Fund. As of March 31, 2003, the continuing Board Members and executive officers as a group beneficially owned less than 1% of the outstanding common shares of each Fund. As of May 23, 2003, no shareholder beneficially owned more than 5% of any class of shares of any Fund.


COMPENSATION

The Board Members affiliated with Nuveen or the Adviser serve without any compensation from the Funds. The Independent Board Members are paid an annual retainer and fees and expenses for Board meetings and committee meetings as described above. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes although Fund management may, in its discretion, establish a minimum amount to be allocated to each Fund. The Boards of certain Nuveen Funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of their fees. Each of the Funds are Participating Funds under the Deferred Compensation Plan.

The table below shows, for each continuing Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by each Fund to each continuing Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the Nuveen open-end and closed-end Funds managed by NAC ("NAC Funds") and NIAC ("NIAC Funds") for the calendar year ended 2002. Mr. Schwertfeger, a Board Member who is an interested person of each Fund, does not receive any compensation from a Fund or any Nuveen funds.

                                                                                                               TOTAL COMPENSATION
                                                                                                                FROM NUVEEN FUNDS
                                                                                                                    PAID TO BOARD
                                              AGGREGATE COMPENSATION FROM THE FUNDS                                       MEMBERS
---------------------------------------------------------------------------------------------------------------------------------
                                              SELECT           SELECT           SELECT     CALIFORNIA       NEW YORK
CONTINUING BOARD MEMBERS                PORTFOLIO(1)   PORTFOLIO 2(1)   PORTFOLIO 3(1)   PORTFOLIO(1)   PORTFOLIO(1)
---------------------------------------------------------------------------------------------------------------------------------
James E. Bacon(2)                        $2,397.70       $2,535.45        $1,828.59        $  900.74       $554.68     $48,800.00
William E. Bennett                        3,222.37        3,408.67         2,458.64         1,210.65        745.33      53,050.00
Jack B. Evans                             3,137.45        3,318.26         2,393.38         1,178.67        725.77      49,100.00
William L. Kissick                        3,086.80        3,264.79         2,354.61         1,159.64        714.02      49,000.00
Thomas E. Leafstrand                      3,448.31        3,648.06         2,631.32         1,295.42        797.40      52,300.00
Sheila W. Wellington                      2,868.35        3,031.75         2,186.21         1,080.85        663.74      47,600.00
---------------------------------------------------------------------------------------------------------------------------------

(1) Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen Funds) payable are:

                                                          DEFERRED FEES
   ----------------------------------------------------------------------------------------------------------------------------
                                                                    SELECT        SELECT        SELECT   CALIFORNIA    NEW YORK
   CONTINUING BOARD MEMBERS                                      PORTFOLIO   PORTFOLIO 2   PORTFOLIO 3    PORTFOLIO   PORTFOLIO
   ----------------------------------------------------------------------------------------------------------------------------
   James E. Bacon                                                $2,397.70    $2,535.45     $1,828.59    $  900.74     $554.68
   William E. Bennett                                             3,222.37     3,408.67      2,458.64     1,210.65      745.33
   Jack B. Evans                                                  1,489.38     1,574.82      1,135.83       559.52      344.59
   William L. Kissick                                             1,727.35     1,823.69      1,315.94       648.87      400.29
   Thomas E. Leafstrand                                           1,597.40     1,688.90      1,218.04       599.99      369.46
   Sheila W. Wellington                                           2,868.35     3,031.75      2,186.21     1,080.85      663.74
   ----------------------------------------------------------------------------------------------------------------------------

(2) Mr. Bacon is retiring.

Nuveen Investments, Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The Independent Board Members of the funds managed by the Adviser are eligible to participate in the charitable contributions program of Nuveen Investments, Inc. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments, Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments, Inc. The Independent Board Members are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Board Member, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen Investments, Inc. under the direct program is made solely at the discretion of the Corporate Contributions Committee.

COMMITTEES

The Board has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the valuation committee.

William L. Kissick and Timothy R. Schwertfeger currently serve as members of the executive committee of the Board of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, are limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) or (ii) matters of an administrative or ministerial nature. The executive committee of each Fund held no meetings during their last fiscal year.

Timothy R. Schwertfeger, William E. Bennett and Thomas E. Leafstrand are current members of the dividend committee. The dividend committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Fund held four meetings during its last fiscal year.

James E. Bacon, William E. Bennett and Thomas E. Leafstrand are current members of the valuation committee for each Fund. The valuation committee oversees the Fund's Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The valuation committee of each Fund held no meetings during its last fiscal year.

Each Fund's Board has an audit committee composed of Independent Board Members and who are "independent" as that term is defined in Section 303.01(B)(2)(a) and
(3) of the New York Stock Exchange's listing standards. The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix A. The audit committee of each Fund held three meetings during its last fiscal year.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a nominating and governance committee composed of all Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The committee also reviews matters relating to (1) the composition, duties, recruitment, independence and tenure of Board Members, (2) the selection and review of committee assignments, and (3) Board Member education, board meetings and board performance. The nominating and governance committee of each Fund held three meetings during its last fiscal year. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new Board Members and reserves the right to interview all candidates and to make the final selection regarding the nomination of any new Board Members.

The Board of each Fund held four regular quarterly meetings and two special board meetings during its last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).

THE OFFICERS

The following table sets forth information as of May 1, 2003 with respect to each officer, other than Mr. Schwertfeger, who is a Board Member and is included in the table relating to nominees for the Board. Officers receive no compensation from the Funds. The officers of each Fund are elected by the Board on an annual basis to serve until successors are elected and qualified.


-----------------------------------------------------------------------------------------------------------------------
                                                  TERM OF OFFICE                                   NUMBER OF PORTFOLIOS
NAME, ADDRESS               POSITION(S) HELD       AND LENGTH OF          PRINCIPAL OCCUPATION(S)       IN FUND COMPLEX
AND BIRTHDATE                      WITH FUND        TIME SERVED*              DURING PAST 5 YEARS     SERVED BY OFFICER
-----------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman     Chief                Term: Annual        Managing Director (since 2002),                   141
333 West Wacker Drive    Administrative       Length of Service:  Assistant Secretary and
Chicago, IL 60606        Officer              Since 1988          Associate General Counsel,
(9/9/56)                                                          formerly, Vice President of
                                                                  Nuveen Investments, LLC;
                                                                  Managing Director (since 2002),
                                                                  General Counsel and Assistant
                                                                  Secretary, formerly, Vice
                                                                  President of Nuveen Advisory
                                                                  Corp. and Nuveen Institutional
                                                                  Advisory Corp.; Managing
                                                                  Director (since 2002) and
                                                                  Assistant Secretary and
                                                                  Associate General Counsel,
                                                                  formerly Vice President (since
                                                                  2000) of Nuveen Asset
                                                                  Management, Inc.; Assistant
                                                                  Secretary of Nuveen
                                                                  Investments, Inc. (since 1994);
                                                                  Assistant Secretary of NWQ
                                                                  Investment Management Company,
                                                                  LLC (since 2002); Vice
                                                                  President and Assistant
                                                                  Secretary of Nuveen Investments
                                                                  Advisers Inc. (since 2002);
                                                                  Managing Director, Associate
                                                                  General Counsel and Assistant
                                                                  Secretary of Rittenhouse Asset
                                                                  Management, Inc. (since May
                                                                  2003); Chartered Financial
                                                                  Analyst.

Michael T. Atkinson      Vice President and   Term: Annual        Vice President (since 2002),                      141
333 West Wacker Drive    Assistant Secretary  Length of Service:  formerly Assistant Vice
Chicago, IL 60606                             Since 2002          President (from 2000),
(2/3/66)                                                          previously, Associate of Nuveen
                                                                  Investments, LLC.

Paul L. Brennan          Vice President       Term: Annual        Vice President (since 2002),                      135
333 West Wacker Drive                         Length of Service:  formerly Assistant Vice
Chicago, IL 60606                             Since 1997          President (since 1997) of
(11/10/66)                                                        Nuveen Advisory Corp.;
                                                                  Chartered Financial Analyst and
                                                                  Certified Public Accountant.

Peter H. D'Arrigo        Vice President and   Term: Annual        Vice President of Nuveen                          141
333 West Wacker Drive    Treasurer            Length of Service:  Investments, LLC (since 1999);
Chicago, IL 60606                             Since 1999          prior thereto, Assistant Vice
(11/28/67)                                                        President (from 1997); Vice
                                                                  President and Treasurer (since
                                                                  1999) of Nuveen Investments,
                                                                  Inc.; Vice President and
                                                                  Treasurer (since 1999) of
                                                                  Nuveen Advisory Corp. and
                                                                  Nuveen Institutional Advisory
                                                                  Corp; Vice President and
                                                                  Treasurer of Nuveen Asset
                                                                  Management, Inc. (since 2002)
                                                                  and of Nuveen Investments
                                                                  Advisers Inc. (since 2002);
                                                                  Assistant Treasurer of NWQ
                                                                  Investments Management Company,
                                                                  LLC. (since 2002); Chartered
                                                                  Financial Analyst.

Susan M. DeSanto         Vice President       Term: Annual        Vice President of Nuveen                          141
333 West Wacker Drive                         Length of Service:  Advisory Corp. (since 2001);
Chicago, IL 60606                             Since 2001          previously, Vice President of
(9/8/54)                                                          Van Kampen Investment Advisory
                                                                  Corp. (from 1998).

-----------------------------------------------------------------------------------------------------------------------
                                                  TERM OF OFFICE                                   NUMBER OF PORTFOLIOS
NAME, ADDRESS               POSITION(S) HELD       AND LENGTH OF          PRINCIPAL OCCUPATION(S)       IN FUND COMPLEX
AND BIRTHDATE                      WITH FUND        TIME SERVED*              DURING PAST 5 YEARS     SERVED BY OFFICER
-----------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger       Vice President and   Term: Annual        Vice President (since 2002) and                   141
333 West Wacker Drive    Secretary            Length of Service:  Assistant General Counsel
Chicago, IL 60606                             Since 1998          (since 1998), formerly
(9/24/64)                                                         Assistant Vice President (from
                                                                  1998) of Nuveen Investments,
                                                                  LLC; Vice President (since
                                                                  2002) and Assistant Secretary
                                                                  (from 1998), formerly Assistant
                                                                  Vice President of Nuveen
                                                                  Advisory Corp. and Nuveen
                                                                  Institutional Advisory Corp.

Lorna C. Ferguson        Vice President       Term: Annual        Vice President of Nuveen                          141
333 West Wacker Drive                         Length of Service:  Investments, LLC (since 1998);
Chicago, IL 60606                             Since 1998          Vice President (since 1998) of
(10/24/45)                                                        Nuveen Advisory Corp. and
                                                                  Nuveen Institutional Advisory
                                                                  Corp.

William M. Fitzgerald    Vice President       Term: Annual        Managing Director (since 2001),                   141
333 West Wacker Drive                         Length of Service:  formerly Vice President (since
Chicago, IL 60606                             Since 1995          1995) of Nuveen Advisory Corp.
(3/2/64)                                                          and Nuveen Institutional
                                                                  Advisory Corp.; Managing
                                                                  Director of Nuveen Asset
                                                                  Management, Inc. (since 2001);
                                                                  Vice President of Nuveen
                                                                  Investments Advisers Inc.
                                                                  (since 2002); Chartered
                                                                  Financial Analyst.

Stephen D. Foy           Vice President and   Term: Annual        Vice President (since 1993) and                   141
333 West Wacker Drive    Controller           Length of Service:  Funds Controller (since 1998)
Chicago, IL 60606                             Since 1993          of Nuveen Investment, LLC; Vice
(5/31/54)                                                         President and Funds Controller
                                                                  (since 1998) of Nuveen
                                                                  Investments, Inc.; Certified
                                                                  Public Accountant.

J. Thomas Futrell        Vice President       Term: Annual        Vice President of Nuveen                          135
333 West Wacker Drive                         Length of Service:  Advisory Corp.; Chartered
Chicago, IL 60606                             Since 1992          Financial Analyst.
(7/5/55)

Richard A. Huber         Vice President       Term: Annual        Vice President of Nuveen                          135
333 West Wacker Drive                         Length of Service:  Institutional Advisory Corp.
Chicago, IL 60606                             Since 1997          (since 1998) and Nuveen
(3/26/63)                                                         Advisory Corp. (since 1997).

Steven J. Krupa          Vice President       Term: Annual        Vice President of Nuveen                          135
333 West Wacker Drive                         Length of Service:  Advisory Corp.
Chicago, IL 60606                             Since 1990
(8/21/57)

David J. Lamb            Vice President       Term: Annual        Vice President of Nuveen                          141
333 West Wacker Drive                         Length of Service:  Investments, LLC (since 2000);
Chicago, IL 60606                             Since 2000          prior thereto, Assistant Vice
(3/22/63)                                                         President (from 1999); formerly
                                                                  Associate of Nuveen
                                                                  Investments, LLC; Certified
                                                                  Public Accountant.

Tina M. Lazar            Vice President       Term: Annual        Vice President of Nuveen                          141
333 West Wacker Drive                         Length of Service:  Investments, LLC (since 1999);
Chicago, IL 60606                             Since 2002          prior thereto, Assistant Vice
(8/27/61)                                                         President (since 1993) of
                                                                  Nuveen Investments, LLC.

-----------------------------------------------------------------------------------------------------------------------
                                                  TERM OF OFFICE                                   NUMBER OF PORTFOLIOS
NAME, ADDRESS               POSITION(S) HELD       AND LENGTH OF          PRINCIPAL OCCUPATION(S)       IN FUND COMPLEX
AND BIRTHDATE                      WITH FUND        TIME SERVED*              DURING PAST 5 YEARS     SERVED BY OFFICER
-----------------------------------------------------------------------------------------------------------------------
Larry W. Martin          Vice President and   Term: Annual        Vice President, Assistant                         141
333 West Wacker Drive    Assistant Secretary  Length of Service:  Secretary and Assistant General
Chicago, IL 60606                             Since 1988          Counsel of Nuveen Investments,
(7/27/51)                                                         LLC; Vice President and
                                                                  Assistant Secretary of Nuveen
                                                                  Advisory Corp. and Nuveen
                                                                  Institutional Advisory Corp.;
                                                                  Assistant Secretary of Nuveen
                                                                  Investments, Inc.; Assistant
                                                                  Secretary of Nuveen Asset
                                                                  Management, Inc. (since 1997);
                                                                  Vice President (since 2000),
                                                                  Assistant Secretary and
                                                                  Assistant General Counsel
                                                                  (since 1998) of Rittenhouse
                                                                  Asset Management, Inc.; Vice
                                                                  President and Assistant
                                                                  Secretary of Nuveen Investments
                                                                  Advisers Inc. (since 2002);
                                                                  Assistant Secretary of NWQ
                                                                  Investment Management Company,
                                                                  LLC (since 2002).

Edward F. Neild, IV      Vice President       Term: Annual        Managing Director (since 2002),                   141
333 West Wacker Drive                         Length of Service:  formerly, Vice President (from
Chicago, IL 60606                             Since 1996          1996) of Nuveen Institutional
(7/7/65)                                                          Advisory Corp. and Nuveen
                                                                  Advisory Corp.; Managing
                                                                  Director of Nuveen Asset
                                                                  Management, Inc. (since 1999);
                                                                  Chartered Financial Analyst.

Thomas J. O'Shaughnessy  Vice President       Term: Annual        Vice President (since 2002),                      135
333 West Wacker Drive                         Length of Service:  previously, Assistant Vice
Chicago, IL 60606                             Since 1998          President (1998) of Nuveen
(9/4/60)                                                          Advisory Corp.

Thomas C. Spalding       Vice President       Term: Annual        Vice President of Nuveen                          135
333 West Wacker Drive                         Length of Service:  Advisory Corp. and Nuveen
Chicago, IL 60606                             Since 1987          Institutional Advisory Corp.;
(7/31/51)                                                         Chartered Financial Analyst.
-----------------------------------------------------------------------------------------------------------------------


* Length of Service indicates the year the individual became an officer of a fund in the Nuveen fund complex.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board is responsible for assisting the Board in monitoring (1) the quality and integrity of the Fund's financial statements, (2) each Fund's compliance with regulatory requirements, and (3) the independence and performance of the Fund's independent and internal auditors. Among other responsibilities, the Committee reviews, in its oversight capacity, each Fund's annual financial statements with both management and the independent auditors and the Committee meets periodically with the independent and internal auditors to consider their evaluation of the Fund's financial and internal controls. The Committee also recommends to the Board the selection of each Fund's independent auditors. The Committee is currently composed of five Board Members and operates under a written charter adopted and approved by the Board. Each Committee member is independent as defined by New York Stock Exchange.

The Committee, in discharging its duties, has met with and held discussions with management and each Fund's independent and internal auditors. The Committee has reviewed and discussed the audited financial statements with management. Management has represented to the independent auditors that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). Each Fund's independent auditors provided to the Committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Committee discussed with representatives of the independent auditor their firm's independence. As provided in the Audit Committee Charter, it is not the Committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee's review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the Committee, the Committee has recommended that the Board include the audited financial statements in each Fund's Annual Report.

The members of the Committee are:

James E. Bacon*
William E. Bennett
Jack B. Evans
William L. Kissick
Thomas E. Leafstrand

---------------
* Mr. Bacon is expected to retire from his position as trustee on July 1, 2003.

AUDIT AND RELATED FEES

AUDIT FEES. The aggregate fees billed by Ernst & Young LLP for professional services for the audit of each Fund's financial statements for its most recently completed fiscal year were as follows:

------------------------------------------------------------------------------------------------------------------
                                                                           FINANCIAL INFORMATION
                                                             AUDIT          SYSTEMS DESIGN AND           ALL OTHER
                          FUND                                FEES          IMPLEMENTATION FEES               FEES
------------------------------------------------------------------------------------------------------------------
Select Portfolio                                            $9,605                  $0                    $   350
Select Portfolio 2                                           9,831                   0                        350
Select Portfolio 3                                           8,525                   0                        350
California Portfolio                                         6,747                   0                        350
New York Portfolio                                           6,106                   0                        350
------------------------------------------------------------------------------------------------------------------

ALL NON-AUDIT FEES. The Audit Committee has generally considered whether the receipt of non-audit fees by Ernst & Young LLP from the Fund is compatible with maintaining Ernst & Young LLP's independence.

2. PROPOSED CHANGES TO EACH FUND'S FUNDAMENTAL INVESTMENT POLICIES

The Board has proposed amending each Fund's fundamental investment policies relating to borrowing and lending in connection with the implementation of a proposed interfund lending program.

Each Fund's current fundamental investment policy regarding borrowing states:


     The Fund may not borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the [Fund's] total assets including the amount borrowed. While any such borrowings exceed 5% of the [Fund's] total assets, no additional purchases of investment securities will be made.



Each Fund's current fundamental policy regarding lending states:



     The Fund may not make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.


The Board recommends that shareholders vote to replace these policies with the following fundamental investment policy governing borrowing and the following fundamental investment policy regarding lending:

     The Fund may not borrow money, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the 1940 Act.

     The Fund may not make loans except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the 1940 Act.


In connection with disaster recovery planning and to provide liquidity in the event that open-end funds in the Nuveen family of funds encounter higher than normal redemption requests that may follow a national disaster such as the events of September 11, 2001, the Boards of the Nuveen Funds have determined that an interfund lending program would allow the Nuveen Funds, including the Funds, to lend and borrow cash for temporary purposes directly to and from each other. The proposed new fundamental investment policies will enable each Fund to participate in this interfund lending program.



Because an interfund lending program raises issues under various sections of the 1940 Act, in order to implement the proposal, all Nuveen Funds, including the Funds, will file an application for exemption from certain provisions of the 1940 Act with the Securities and Exchange Commission ("SEC"). The application to the SEC for exemptive relief will not limit interfund lending under the program to emergency situations and the relief, if and when granted, would allow the Adviser to set up a more regular program if it and the Board of a Fund determines that a more regular program would be in the best interests of a fund. Implementation of the interfund lending program is contingent upon the SEC granting the exemptive relief.

Nuveen's open-end funds are far more likely to experience large net cash outflows during an emergency situation than the closed-end funds, therefore the open-end funds will likely be the only funds that would borrow extensively under the program. However, because the closed-end funds might be able to lend money at attractive rates under the program, it is proposed that all current and future Nuveen Funds, both open-end and closed-end, may participate in the program. Because the interest earned by the lending fund on such loans is taxable, Nuveen anticipates that funds that invest primarily in municipal securities would only participate in the program as lenders if the Adviser believes that it would be in the best interests of the shareholders of such funds. Funds that invest primarily in securities other than municipal securities may also utilize the program in non-emergency situations.

Currently, the Nuveen open-end funds can borrow from banks for temporary purposes and can lend to banks or other entities in the form of repurchase agreements or investment in other short-term instruments. The proposed program would reduce the open-end funds' borrowing costs and enhance their ability to earn higher rates of interest on investment of their short-term cash balances. The open-end funds would still be free to establish committed lines of credit or other borrowing arrangements with banks.


It is currently anticipated that the interest rate that will be charged to the funds on any interfund loan ("Interfund Loan Rate") would be the average of the "Repo Rate"(1) and the "Bank Loan Rate."(2) The program would be administered by employees of the Adviser, including representatives of the Funds' Administration and Financial Analysis, Product Management, Portfolio Operations and Trading and/or representatives of the Portfolio Management and Research Department who are not portfolio managers ("Interfund Lending Team"). Under the proposed program, in an emergency situation, a meeting of the Interfund Lending Team would be called and the Team would collect data on the uninvested cash and borrowing requirements of the funds. Once it determines the aggregate amount of cash available for loans and borrowing demand, the Interfund Lending Team would allocate loans among borrowing funds with input from portfolio managers.


The Interfund Lending Team would allocate borrowing demand and cash available for lending among the funds on what the Interfund Lending Team believes to be an equitable basis, subject to certain administrative procedures applicable to all funds, such as the time of filing requests to participate, minimum loan lot sizes, and the need to minimize the number of transactions and associated administrative costs. To reduce transaction costs, each loan normally would be allocated in a manner intended to minimize the number of funds necessary to complete the loan transaction. The method of allocation and related administrative procedures would be approved by the Board, including a majority of the Independent Board Members, to ensure both borrowing and lending funds participate on an equitable basis.


The Adviser would (i) monitor the interest rates charged and other terms and conditions of the Interfund Loans, (ii) ensure compliance with each fund's investment policies and limitations, (iii) ensure equitable treatment of each fund, and (iv) make quarterly reports to the Board concerning any transactions by the funds under the program and the Interfund Loan Rates. Nuveen would administer the credit facility as part of its duties under its existing advisory contract with each fund and would receive no additional fee as compensation for its services. The actual terms of any Interfund Loan Program in which the Funds may participate may change from time to time from the description presented here both as a result of a regulatory action in connection with the granting of the appropriate regulatory approvals, or as approved by a Board of a Fund.



Although, under the proposed new investment policies, each Fund may borrow and lend to the full extent permitted by the 1940 Act, currently each Fund only intends to change its current practices with respect to borrowing and lending solely to the extent it participates in the proposed interfund lending program. However, under the proposed new investment policies, each Fund reserves the right in the future to engage in borrowing and lending to the full extent permitted by the 1940 Act.


VOTES REQUIRED

Approval of the proposed changes to a Fund's fundamental investment policies requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. Shareholders of each Fund will vote separately on the proposed changes to each fundamental investment policy.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED CHANGES TO EACH FUND'S FUNDAMENTAL INVESTMENT POLICIES.

---------------

(1) The "Repo Rate" for any day would be the highest rate available to the funds from investing in overnight repurchase agreements with a highly reputable counterparty.

(2) The "Bank Loan Rate" for any day would be calculated by Nuveen each day an interfund loan is made according to a formula established by the Board designed to approximate the lowest interest rate at which bank short-term loans would be available to the funds. The formula would be based upon a publicly available rate (e.g., Federal Funds plus 25 basis points) and would vary with this rate so as to reflect changing bank loan rates. The Board periodically would review the continuing appropriateness of using the publicly available rate, as well as the relationship between the Bank Loan Rate and current bank loan rates that would be available to the funds. The initial formula and any subsequent modifications to the formula would be subject to the approval of the Board.

APPOINTMENT OF INDEPENDENT AUDITORS

Each Board has appointed Ernst & Young LLP, independent public accountants, as independent auditors to audit the books and records of each Fund for its fiscal year. A representative of Ernst & Young LLP will be present at the meeting to make a statement, if such representative so desires, and to respond to shareholders' questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in the Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

SECTION 16(A) BENEFICIAL INTEREST REPORTING COMPLIANCE


Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), require Board Members and officers, the investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that the Fund's Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable
Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund's equity securities.


INFORMATION ABOUT THE ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly owned subsidiary of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Investments, Inc., is approximately 79% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS


To be considered for presentation at the Annual Meeting of shareholders of any of the Funds to be held in 2004, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than February 17, 2004. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than May 2, 2004. Timely submission of a proposal does not mean that such proposal will be included.


EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement will be paid by the Funds. All other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Funds have engaged D.F. King & Co., Inc., to assist in the solicitation of proxies at an estimated cost of $2,500 per fund, plus reasonable expenses.

FISCAL YEAR

The last fiscal year end for each Fund was March 31, 2003.

ANNUAL REPORT DELIVERY

Annual reports were sent to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or, for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Jessica R. Droeger
Vice President and Secretary


June 17, 2003

                                                                      APPENDIX A


                     NUVEEN MANAGEMENT INVESTMENT COMPANIES



                            AUDIT COMMITTEES CHARTER



                               Revised May, 2003



ORGANIZATION AND MEMBERSHIP



There shall be a committee of each Board of Directors/Trustees of the Nuveen Management Investment Companies (the "Funds") to be known as the Audit Committee. The Audit Committee shall be composed of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as a Committee member. In particular, each member must meet the independence and experience requirements of the New York Stock Exchange, Section 10A of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission"). Each such member of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also be the Committee's "financial expert"). The Board shall appoint the members of the Audit Committee, on the recommendation of the Governance Committee.



STATEMENT OF POLICY



The Audit Committee shall assist the Board in monitoring (1) the accounting and reporting policies and practices of the Management Investment Companies (hereafter referred to as "Funds" or individually "Fund"), (2) the quality and integrity of the financial statements of the Funds, (3) the Funds' compliance with legal and regulatory requirements and (4) the independent auditors' qualifications and independence, and the performance of the internal audit function and independent auditors. In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of Nuveen. The Audit Committee shall meet periodically with Nuveen management, the Funds' internal auditor, and the Funds' independent auditors, in separate executive sessions.



The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) or the Funds' independent auditors or outside counsel to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.



RESPONSIBILITIES



Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.



The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. The independent auditors are ultimately accountable to the Board and Audit Committee. It is the ultimate responsibility of the Audit Committee to select, retain, evaluate and replace the independent auditors and to determine their compensation, subject to ratification of the Board, if required.



In carrying out its responsibilities the Audit Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and requirements applicable to the Funds.



The Audit Committee is responsible for the following:



     Fund Financial Statements:



          1. Reviewing the annual audited financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds' disclosures in its periodic reports under "Management's Discussion and Analysis."



          2. Requiring the independent auditors to deliver to the Chairman of the Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors' review of the Funds' financial statements, which information the Chairman shall further communicate to the other members of the Committee, as deemed necessary or appropriate in the Chairman's judgment.

          3. Discussing with management the Funds' press releases regarding dividends, as well as financial information and guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.



          4. Discussing with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of control deficiencies.



          5. Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.



          6. Reviewing and discussing reports from the independent auditors regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.



          7. Discussing with management the Funds' major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies.



          8. Reviewing disclosures made to the Audit Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls.



     With respect to the independent auditors:



          1. Appointing or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating and overseeing the work of the independent auditor (including the resolution of disagreements between management and the independent auditor regarding financial reporting), who shall report directly to the Audit Committee, for the purpose of preparing or issuing an audit report or related work.



          2. Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors' evaluation of the Funds' financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management's response, any significant changes required from the originally planned audit programs and any adjustments to such statements recommended by the auditors.



          3. Pre-approving all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.



          4. Obtaining and reviewing a report from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds) regarding (a) the independent auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates; and evaluating the qualifications, performance and independence of the independent auditor, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.



          5. Reviewing any reports from the independent auditors mandated by
             Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds' financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).



          6. Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.



          7. Recommending to the Board of Directors policies for the Funds' or the Adviser's hiring of employees or former employees of the independent auditor who participated in the audit of the Funds.



     With respect to any internal auditor:



        1. Reviewing the internal audit function as it relates to the Funds including the proposed programs for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.



        2. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.



     Other responsibilities:



          1. Reviewing with the Funds' and the Adviser's counsel legal matters that may have a material impact on the Fund's financial statements or compliance policies.



          2. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.



          3. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.



          4. Reviewing the reports of examinations by regulatory authorities.



          5. Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds' financial statements or accounting policies.



          6. Obtaining reports from management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations.



          7. Reporting to the Directors/Trustees on the results of the activities of the Committee.



          8. Performing any special reviews, investigations or oversight responsibilities requested by the Directors/ Trustees.



          9. Preparing any report required by the rules of the SEC to be included in a proxy statement for a fund.



          10. Reviewing and reassessing annually the adequacy of this charter and recommending to the Board of Directors/Trustees approval of any proposed changes deemed necessary or advisable by the Committee.



Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                           [NUVEEN INVESTMENTS LOGO]

       Nuveen Investments
       333 West Wacker Drive
       Chicago, IL 60606-1286

       (800) 257-8787

       www.nuveen.com


                                                                      SELECT0703

    (NUVEEN LOGO)
        NUVEEN
           INVESTMENTS

Nuveen Investments o 333 West Wacker Dr. o Chicago www.nuveen.com

Template for Closed-End Funds
NIAC

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and use the control number shown.

2. On the internet at www.proxyweb.com, enter the control number shown and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope, to Proxy Tabulator, PO Box 9122, Hingham, MA 02043.



               ****    CONTROL NUMBER: 999 999 999 999 98    ****


              THIS PROXY IS SOLICITED BY THE BOARD OF [FUND NAME]
              FOR A ANNUAL MEETING OF SHAREHOLDERS, JULY 28, 2003.

The Annual Meeting of shareholders will be held Monday, July 28, 2003 at 10:30 a.m. Central Time, in the Sixth floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on July 28, 2003 or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyweb.com).



                                            Date:
                                                 ---------------------------

                                      SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON
                                      LEFT. (Please sign in Box)

                                      ------------------------------------------


                                      ------------------------------------------

                                      NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT
                                      APPEARS ON THIS PROXY. IF SHARES ARE HELD
                                      JOINTLY, EACH HOLDER MUST SIGN THE PROXY,
                                      IF YOU ARE SIGNING ON BEHALF OF AN ESTATE,
                                      TRUST, OR CORPORATION, PLEASE STATE YOUR
                                      TITLE OR CAPACITY.



                                                                        [SELECT]


                                                    Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]
                                                    PLEASE DO NOT USE FINE POINT PENS.


1. Election of Directors:


(01) Timothy R. Schwertfeger            (07) Judith M. Stockdale                               FOR                      WITHHOLD
(02) Robert P. Bremner                  (08) William E. Bennett                              NOMINEES                  AUTHORITY
(03) Lawrence H. Brown                  (09) Jack B. Evans                                listed at left              to vote for
(04) Anne E. Impellizzeri               (10) William L. Kissick                             (except as               all Nominees
(05) Peter R. Sawers                    (11) Thomas E. Leafstrand                           marked to               listed at left
(06) William J. Schneider               (12) Shelia W. Wellington                         the contrary)

                                                                                              [ ]                          [ ]

(INSTRUCTION: To withhold authority to vote for any individual Nominee(s), write the number(s) of the nominee(s) on the line provided below.)

--------------------------------------------------------------------------------

                                                                                              FOR           AGAINST      ABSTAIN
2. To approve a change to a fundamental Investment restriction with respect to                [ ]             [ ]          [ ]
   lending.

3. To approve a change to a fundamental Investment restriction with respect to                [ ]             [ ]          [ ]
   borrowing.



                                                                                                              [SELECT]
